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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 28, 2000
               (Date of earliest event reported: April 14, 2000)

                               ----------------

                                  PEAPOD, INC.
             (Exact name of Registrant as Specified in Its Charter)

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         Delaware                  0-22557                   36-4118175
     (State or Other           (Commission File           (I.R.S. Employer
       Jurisdiction                Number)             Identification Number)
   of Incorporation or
      Organization)

   9933 Woods Drive, Skokie, Chicago,                    60077
                Illinois                               (Zip Code)
    (Address of Principal Executive
                Offices)

       Registrant's telephone number, including area code: (847) 583-9400

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

   On April 14, 2000, the Registrant entered into a Purchase Agreement (the "Purchase Agreement") with Koninklijke Ahold N.V. ("Ahold"). Under the Purchase Agreement, subject to certain conditions, including stockholder approval of the transaction, the Registrant agreed to issue and sell to Ahold, and Ahold agreed to purchase from the Registrant (in one or more, but no more than three issuances), 726,371 shares of the Registrant's Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), for a purchase price of $100 per share, and warrants (the "Warrants") to purchase 32,894,270 shares of the Registrant's common stock ("Common Stock"). The Series B Preferred Stock is initially convertible at a conversion price of $3.75 per share into 19,369,873 shares of Common Stock, which represents approximately 51% of the Common Stock outstanding as of April 14, 2000 (for this purpose, treating as outstanding the shares of Common Stock subject to the Series B Preferred Stock). The Warrants have an exercise price of $3.75, subject to adjustment, and are exercisable into approximately 24% of the Common Stock outstanding as of April 14, 2000 (treating as outstanding the shares of Common Stock subject to the Series B Preferred Stock, the Warrants and the Warrants described in the next paragraph). Under the Purchase Agreement, prior to the receipt of stockholder approval of the transaction, Ahold has the right, but not the obligation, to purchase shares of Series B Preferred Stock and Warrants representing, collectively, up to 20% of the Registrant's outstanding voting securities (calculated on a pre-transaction basis). The final closing (if there is more than one closing) of the issuance of Series B Preferred Stock and the Warrants is to occur as soon as practicable (but not more than three business days) after the satisfaction or waiver of all of the closing conditions set forth in the Purchase Agreement, including receipt of stockholder approval.

   Simultaneously with the signing of the Purchase Agreement, the Registrant entered into a $20 million secured revolving credit facility with Ahold maturing in April 2003. The initial borrowings under the credit facility refinanced $3 million in secured term loans issued by the Registrant to an affiliate of Ahold on April 5, 2000 (in the amount of $2 million) and on April 10, 2000 (in the amount of $1 million). Pursuant to security agreements entered into in connection with the credit facility, the Registrant's obligations under the credit facility are secured by a lien on substantially all of the Registrant's personal property, including its intellectual property. In connection with the credit and security agreements, the Registrant issued to Ahold warrants to purchase an aggregate of 3,666,667 shares of common stock at an initial exercise price of $3.00, subject to adjustment.

   In connection with the Purchase Agreement and related agreements, the Registrant and Ahold also entered into a Supply and Services Agreement providing, among other things, that (i) the Registrant will purchase from Ahold all of the Registrant's requirements for perishables and nonperishables (subject to certain limited exceptions) for sale and delivery to customers in connection with the Registrant's business and (ii) Ahold will perform certain services related to the Registrant's business including fulfillment, delivery, field operations, and overhead services. Ahold will provide warerooms to the Registrant (pursuant to the terms of a separate license agreement) in connection with Ahold's performance of such services. The Supply and Services Agreement further provides that Ahold and the Registrant will enter into a separate Technology Partnership Agreement pursuant to which the Registrant will grant to Ahold broad rights to use the Registrant's proprietary application software. The initial term of the Supply and Services Agreement is five years and may be renewed by Ahold for an additional five-year period. Otherwise, after the initial term, the Supply and Services Agreement will automatically renew for additional one-year periods unless either party provides an appropriate notice of nonrenewal.

   Additionally, the Registrant and Ahold entered into a Registration Rights Agreement, and the Registrant's directors, in their capacity as stockholders, and two significant stockholders of the Registrant, entered into Voting Agreements with Ahold.

   Copies of the agreements relating to the transaction described above are attached hereto as Exhibits 99.1 through 99.13.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (a) Financial Statements of Businesses Acquired:

     Not applicable.

   (b) Pro Forma Financial Information:

     Not applicable.

   (c) Exhibits:

     99.1 Purchase Agreement dated April 14, 2000 between the Registrant and Koninklijke Ahold N.V.
     99.2      Credit Agreement dated April 14, 2000 between the Registrant and
               Koninklijke Ahold N.V.
     99.3      Amended and Restated Security Agreement dated as of April 5,
               2000 by the Registrant to BEW, Inc. and Koninklijke Ahold N.V.
     99.4      Amended and Restated Collateral Assignment of Intellectual
               Property Agreement dated as of April 14, 2000 by the Registrant to BEW, Inc. and Koninklijke Ahold N.V.
     99.5      Registration Rights Agreement dated April 14, 2000 between the
               Registrant and Koninklijke Ahold N.V.
     99.6      Supply and Services Agreement dated April 14, 2000 between the
               Registrant and Koninklijke Ahold N.V.
     99.7      Voting Agreement dated April 14, 2000 among Thomas L. Parkinson,
               Andrew B. Parkinson, Trygve E. Myhren, Robert S. Goodale, Tasso
               H. Coin, Seth L. Pierrepont, Mark VanStekelenburg, Drayton
               McLane and Koninklijke Ahold N.V.
     99.8      Voting Agreement dated April 14, 2000 among Tribune National
               Marketing Company, Nevis Capital Management, Inc. and
               Koninklijke Ahold N.V.
     99.9      Warrant to Purchase 100,000 shares of Common Stock of the
               Registrant issued April 10, 2000 to Koninklijke Ahold N.V.
     99.10     Warrant to Purchase 3,566,667 shares of Common Stock of the
               Registrant issued April 14, 2000 to Koninklijke Ahold N.V.
     99.11 Form of Warrant to Purchase 32,894,270 shares of Common Stock of the Registrant to Koninklijke Ahold N.V.
     99.12     Form of Certificate of Designations of Series B Convertible
               Preferred Stock of the Registrant
     99.13     Promissory Note issued by the Registrant to BEW, Inc. on April
               5, 2000 in the amount of $3,000,000.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Peapod, Inc.

                                                    /s/ Dan Rabinowitz
                                          By: _________________________________
                                                      Dan Rabinowitz
                                              Senior Vice President and Chief
                                                     Financial Officer

                                       4
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                                 EXHIBIT INDEX

 Exhibit
 Number  Description of Exhibit
 ------- ----------------------
 *99.1   Purchase Agreement dated April 14, 2000 between the Registrant and
         Koninklijke Ahold N.V.
 *99.2   Credit Agreement dated April 14, 2000 between the Registrant and
         Koninklijke Ahold N.V.
 *99.3   Amended and Restated Security Agreement dated as of April 5, 2000 by the Registrant to BEW, Inc. and Koninklijke Ahold N.V.
 *99.4   Amended and Restated Collateral Assignment of Intellectual Property
         Agreement dated as of April 14, 2000 by the Registrant to BEW, Inc.
         and Koninklijke Ahold N.V.
 *99.5   Registration Rights Agreement dated April 14, 2000 between the
         Registrant and Koninklijke Ahold N.V.
 *99.6   Supply and Services Agreement dated April 14, 2000 between the
         Registrant and Koninklijke Ahold N.V.
 *99.7   Voting Agreement dated April 14, 2000 among Thomas L. Parkinson,
         Andrew B. Parkinson, Trygve E. Myhren, Robert S. Goodale, Tasso H.
         Coin, Seth L. Pierrepont, Mark VanStekelenburg, Drayton McLane and
         Koninklijke Ahold N.V.
 *99.8   Voting Agreement dated April 14, 2000 among Tribune National Marketing
         Company, Nevis Capital Management, Inc. and Koninklijke Ahold N.V.
 *99.9   Warrant to Purchase 100,000 shares of Common Stock of the Registrant issued April 10, 2000 to Koninklijke Ahold N.V.
 *99.10  Warrant to Purchase 3,566,667 shares of Common Stock of the Registrant issued April 14, 2000 to Koninklijke Ahold N.V.
 *99.11  Form of Warrant to Purchase 32,894,270 shares of Common Stock of the
         Registrant to Koninklijke Ahold N.V.
 *99.12  Form of Certificate of Designations of Series B Convertible Preferred
         Stock of the Registrant
 *99.13  Promissory Note issued by the Registrant to BEW, Inc. on April 5, 2000 in the amount of $3,000,000.

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*Filed herewith.

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